EXHIBIT 10.2

AMENDMENT NO. 1 TO THE
WASHINGTON GROUP INTERNATIONAL, INC.
EQUITY AND PERFORMANCE INCENTIVE PLAN
AS AMENDED AND RESTATED AS OF AUGUST 14, 2003

THIS AMENDMENT to the Washington Group International, Inc. Equity and Performance Incentive Plan, Amended and Restated effective August 14, 2003, is adopted by Washington Group International, Inc. (the “Company”) effective as of February 13, 2004.

W I T N E S S E T H:

WHEREAS, the Company maintains the Washington Group International, Inc. Equity and Performance Incentive Plan (the “Plan”), and such Plan is currently in effect; and

WHEREAS, the Company wishes to amend the Plan to prohibit the repricing of stock options without shareholder approval.

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1.

Paragraph 4(b) of the Plan is hereby amended in its entirety to read as follows:

(b)                                 Each grant shall specify an Option Price per share, which shall be set by the Board; provided, however, that such price shall be no less than the par value of a share of Common Stock, and in the case of Incentive Stock Options, such price shall be not less than the Market Value per share on the Date of the Grant.  In addition, except as provided in Section 11, no change shall be made to any Option Price after the Date of Grant without shareholder approval.

2.

Paragraph 9(a)(ii) of the Plan is hereby amended in its entirety to read as follows:

(ii)                                  Each grant shall specify an Option Price per share, which shall be set by the Board; provided, however, that such price shall be no less than the par value of a share of Common Stock, and in the case of Incentive Stock Options, such price shall not be less than the Market Value per Share on the Date of Grant.  In addition, except as provided in Section 11, no change shall be made to any Option Price after the Date of Grant without shareholder approval.

Except as amended herein, the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date indicated above.

WASHINGTON GROUP INTERNATIONAL, INC.

By:	/s/ Richard D. Parry
Richard D. Parry
Senior Vice President and General Counsel

Date:   February 16, 2004